UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 19, 2012

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138

(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of Material Definitive Agreement.

Item 8.01 Other Events.

Integrated Device Technology, Inc. (“IDT”) and PLX Technology, Inc. (“PLX Technology”) have mutually agreed effective December 19, 2012 to terminate the Agreement and Plan of Merger (the “Agreement”), dated as of April 30, 2012, by and among IDT, Pinewood Acquisition Corp. (the “Purchaser”), Pinewood Merger Sub, LLC and PLX Technology, pursuant to which IDT would have acquired PLX Technology. Also on December 19, 2012, IDT withdrew its related exchange offer (the “Offer”) to acquire all of the issued and outstanding shares of common stock, $0.001 par value, of PLX Technology and instructed Computershare, the exchange agent for the Offer, to promptly return all previously tendered shares. A description of the terms of the Agreement and the Offer were included in Item 1.01 of the Current Report on Form 8-K filed by IDT with the Securities and Exchange Commission on April 30, 2012, and to the extent required by Item 1.02 of Form 8-K, such description is incorporated by reference in this Item 1.02.

As announced on December 19, 2012, the United States Federal Trade Commission (“FTC”) filed an administrative complaint challenging IDT’s proposed acquisition of PLX Technology. IDT and PLX Technology’s decision to terminate the Agreement was in response to the FTC’s determination to challenge the proposed acquisition of PLX Technology by IDT.

On December 19, 2012, IDT and PLX Technology jointly issued a press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This document may contain forward-looking statements relating to IDT. Statements concerning activities, events or developments that IDT expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: the risk that IDT’s business will have been adversely impacted during the pendency of the proposed transaction; and other economic, business and competitive factors affecting the business of IDT generally, including those set forth in the filings of IDT with the SEC from time to time, including annual reports on Form 10-K and quarterly reports on Form 10-Q, current reports on Form 8-K and other SEC filings. These forward-looking statements speak only as of the date of this communication and IDT does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated December 19, 2012 issued jointly by Integrated Device Technology, Inc. and PLX Technology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2012	INTEGRATED DEVICE TECHNOLOGY, INC.

	By:	/s/ Richard D. Crowley, Jr.
Richard D. Crowley, Jr.
Senior Vice President, Chief Financial Officer
(duly authorized officer)

Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 19, 2012 issued jointly by Integrated Device Technology, Inc. and PLX Technology, Inc.